UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2015

Date of reporting period :	October 1, 2014 — September 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PINOX

Putnam International Growth Fund

Annual report
9 | 30 | 15

A world of investing.®

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
International Growth
Fund

Annual report
9 | 30 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	56

About the Trustees	57

Officers	59

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

As we turn the page on the first three quarters of 2015, we look toward the final weeks of the year and early 2016.

Global stock markets corrected during the summer months, as the S&P 500 Index dropped by more than 10% below its 52-week high over several volatile trading days, and major indexes abroad fell at the same time. The major triggering event was an unexpected decision by the People’s Bank of China to devalue its currency by a modest amount. The move prompted concern that China’s economy might be weaker than thought and could pose risks to the world economy.

The U.S. economy may continue to feel some effects from weaker growth abroad. Certain companies in the S&P 500, for example, may find overseas earnings crimped by reduced demand and a strong dollar. However, there are still a number of bright spots. U.S. gross domestic product growth reached a rate of 3.9% during the second quarter, the unemployment rate has fallen since the start of the year, and consumer confidence has risen in recent months.

The United States and other regions of the world might continue on different paths in the months to come, shaping a complex array of investment opportunities and risks. You may find it reassuring to know that Putnam’s experienced portfolio managers have a global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended September 30, 2015, as well as an outlook for the coming months.

The recent upswing in volatility may prompt you to consult with your financial advisor, whose experience and knowledge can help you gain perspective on market movements and keep you on track toward your long-term goals.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Putnam International Growth Fund

Targeting the world of growth potential outside the United States

Since 1995, Putnam International Growth Fund has invested in stocks of companies outside the United States that have growth potential. Backed by a team of skilled analysts, Portfolio Manager Jeff Sacknowitz targets companies of all sizes in both developed and emerging markets.

A diverse range of markets

The fund can invest across a diverse range of markets, including the developed markets of Europe, Canada, Japan, Australia, and the United States, as well as the developing markets of Latin America, Asia, Eastern Europe, and Africa.

Putnam International Growth Fund invested in 26 countries outside the United States as of September 30, 2015.

Illustration sources: MSCI EAFE Index, MSCI Emerging Markets Index.

Capital investment may drive future growth in international markets

Capital investment — spending by businesses to purchase land and fixed assets such as machinery and buildings — is one of the keys for sustaining long-term economic growth. Many regions of the world — particularly emerging and developing Asian countries — are benefiting from a higher ratio of investment to gross domestic product (GDP) than is the United States.

Capital investment as a percentage of GDP across regions

European Union
Emerging and developing Asia
United States
Latin America and the Caribbean
40%
30
20
10
0
2013
2014
2015*

* *Estimated*
Sources: International Monetary Fund, World Economic Outlook Database, October 2015.

"We have an intensive process for screening international markets for companies that exhibit robust growth characteristics while also offering attractive valuations."

Jeffrey B. Sacknowitz, CFA
Portfolio Manager
Putnam International Growth Fund

2 International Growth Fund

International Growth Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Recent performance may have benefited from one or more legal settlements.

4	International Growth Fund

Interview with your fund’s portfolio manager

The fund underperformed the benchmark for the fiscal year ended September 30, 2015, but appeared to improve its relative result after the first half of the period. What adjustments did you make to improve performance?

The fund’s annual fiscal period, from October 1, 2014, to September 30, 2015, was really a tale of two halves. In the first half, the fund had a higher-than-benchmark exposure to emerging markets. As this asset class performed poorly in that time frame, the exposure hurt relative results. In the second half, we sharply reduced the fund’s holdings in emerging markets, nearly eliminating the fund’s exposure to Latin America, Indonesia, Africa, and most of Eastern Europe. As the markets in these countries and regions continued to perform poorly, our change helped relative results. In addition to some better stock selection results across a range of sectors and a slightly more defensive bias in the portfolio overall, this helped us make up some of the lost ground against the benchmark for the year as a whole.

Why did emerging markets perform so poorly? Do you see any positive potential in this area?

There’s an old saying, “When the United States sneezes, the world catches a cold.” Now you might say: “When China sneezes, the emerging markets catch pneumonia.” A wide range of countries, from Brazil and

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

International Growth Fund	5

Russia to Venezuela and Indonesia, have felt severe economic pain in the wake of China’s economic deceleration and its reduced demand for commodities such as coal, copper, and iron ore. In addition, when investment sentiment sours, investors typically opt for “safer” seeming investments, and these emerging markets were accordingly harmed by investment outflows during the fiscal year ended in September.

Having said that, we like a variety of stocks in emerging markets such as China and India. With China, while we share the concerns of many about the country’s macroeconomic health, we see a number of stocks that we think are undervalued, as well as pockets of economic strength and places that, we believe, will continue to benefit from government spending. With India, we see what we think is a relatively strong combination of economic positioning, long-term growth potential, and attractive investment opportunities. India is one of the few places in the world where the central bank is easing monetary policy now that domestic inflation seems to be under control (as opposed to the large number of central banks that are easing monetary policy to try to avoid deflation). With a strong consumer and the potential for increasing business investment, we believe India — which is far less exposed to China’s economic fortunes than, for example, most of Southeast Asia — will do well on a relative basis.

How were you positioned with respect to Japan and Europe?

In both cases, we have found pockets of near-and intermediate-term opportunity. With Japan, we continue to feel positive about the government’s encouragement of companies to improve their return on equity [ROE] for investors. For many Japanese companies, this structural reform has led to significantly better profitability. Even if the Japanese

Allocations are shown as a percentage of the fund’s net assets as of 9/30/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	International Growth Fund

economy faces renewed difficulties in the quarters ahead, we believe corporate earnings in many cases should continue to improve. However, over the longer term, Japan’s aging population and rapidly shrinking workforce give us cause for serious concern. But with that, we have found areas that we believe hold promise — such as companies that work in the elder-care industries, as well as niche areas like home-security systems.

Regarding Europe, we have found the overall macroeconomic picture to be trending in an unfavorable direction. Manufacturing and housing appear to be slowing at this point in the cycle. And until now, the relatively weak euro has helped, but we don’t expect it to continue to be a large contributor to exporting industries going forward. Within Europe, Ireland stands out, in our view, for its positive potential. Ireland continues to attract multinational companies seeking to expand their European operations. Ireland offers relatively low tax rates, a deep pool of well-trained labor (especially in the technology and health-care industries), and an English-speaking environment, which multinationals cannot find in other eurozone countries.

What were some of the largest detractors from the fund’s relative performance?

Ezion, a Singapore-listed offshore oil-servicing company, was the largest detractor from the fund’s benchmark-relative return. The company makes liftboats — self-propelled “jack-up” boats with wide platforms that are used to service offshore oil rigs — and it is one of the few companies in this industry

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 9/30/15. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

International Growth Fund	7

operating in the Asia-Pacific region. The stock came under pressure during the period because investors generally steered clear of energy stocks, particularly offshore oil producers and related servicing companies, in light of oil’s steep price decline. We continue to believe that Ezion’s business will be less vulnerable to the oil price decline than markets have assumed, and we maintained the stock in the portfolio at period-end.

Another energy company that we feel experienced undue pressure was Genel Energy, an oil exploration and production company with operations in Iraq. We thought this stock represented less market-related and more idiosyncratic forms of risk — in other words, that it would rise or fall on the basis of outcomes that uniquely pertain to it rather than to the industry as a whole. We believed the key issues for Genel were whether the Iraqi government would permit the Kurdish authorities to receive payments for the oil shipments, and whether the Kurdish authorities would pass these payments on to Genel in a timely basis. In both issues we believed that the outcome would be favorable. While local political and economic factors resulted in the Kurdish government receiving payment for the oil (as we expected), fiscal strains on the Kurdish government have led to significant delays in these payments being passed on to Genel, which has caused the price of the company’s shares to decline. The decline was exacerbated by the substantial decline in the price of oil for much of the fund’s fiscal year, which drove investors to sell most oil-related stocks. As of the end of the period, we continued to believe in the long-term value of the company, and we maintained a position in the stock.

Tata Motors was another detractor. The company owns what we consider to be a good automobile franchise in India, though the key drivers of its profits come through its ownership of the Jaguar and Land Rover

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	International Growth Fund

brands. Tata’s stock underperformed during the period because the company misexecuted in its delivery of new car models, particularly in China. The market perceived this failure as a big letdown, but we continue to think that the company can improve its management of product development and delivery. Also, we think the Jaguar and Land Rover brands may find healthy demand in a variety of other global markets in the year ahead.

What were some of the largest contributors to the fund’s relative performance?

Regus, a Luxembourg-based manager of office space — particularly in the United States but also globally — was the top contributor to the fund’s relative result. In a way, Regus is a kind of template for what we look for in a stock. It was an inexpensive company that we thought had great growth prospects. Its business is office space management outsourcing, which we believe is an area with long-term growth potential. The scale of Regus’s procurement, and its property management capabilities, give the company what we consider tremendous efficiencies and a competitive advantage in this growth industry.

Luxottica Group was the second-largest contributor. This company makes or holds licensing rights to a significant portion of the high-end sunglasses available in the United States and globally. Luxottica Group is an Italian company, but a large portion of its earnings derives from U.S. dollar-based sales. The pronounced change in value between the weakening euro and the strengthening dollar during the period — which is a theme we anticipated and positioned the portfolio to take advantage of — had a substantial positive impact on Luxottica’s earnings, and the stock rose as a result.

Our benchmark-relative overweight to a French cable company, Numericable, was also a top contributor. This company took over the number-two mobile telecommunications player in France, SFR, during the period, which helped drive Numericable’s stock price appreciation. As a participant in the ongoing consolidation of the French telecom industry, Numericable is in a good position to benefit from more rationally priced mobile and data-delivery services, in our view. In addition, we see opportunities for the company to bundle telecommunication services for its customers and expand its market share, even as it has been realizing cost-cutting potential through a simplification of its business model.

What is your outlook for international growth stocks?

China and the commodity-sensitive emerging markets have been putting substantial pressure on global prospects for healthy growth. In the meantime, the United States is growing more sustainably, which works to counterbalance emerging-market weakness. My worry is that the stronger U.S. dollar may eventually exert a depressive effect on corporate earnings, which might sap the United States’ ability to offset weakness around the world.

We believe China may decide to introduce more fiscal stimulus to bolster its economy. In the short term, this may be helpful for the emerging markets and, by extension, the global economy. However, over the longer term we worry that such action may only serve to inflate or sustain certain China-specific asset bubbles.

Despite these macroeconomic worries, it is important to keep in mind that we invest in companies, not countries. Regardless of what happens in China, or, for example, at the U.S. Federal Reserve as it struggles to finally get interest rates off the ground, we will continue to focus on our best ideas and to let our fundamental stock-selection process drive the fund’s performance.

International Growth Fund	9

Thank you, Jeff, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey B. Sacknowitz has an M.A. in Political Economy and International Relations from Princeton University, an M.A. in International Relations and Japanese Politics from the University of Tokyo, and a B.A. from Colgate University. He joined Putnam in 1999 and has been in the investment industry since 1993.

IN THE NEWS

Emerging and developing economies — which make up more than half of the world’s GDP — have experienced a growth contraction year to date. Depressed oil prices, large capital outflows, and currency weakness are some contributing factors to lower-than-expected GDP growth rates. The International Monetary Fund (IMF), in its latest World Economic Outlook, trimmed its global growth forecast by 0.2% to 3.1% for 2015. The IMF’s outlook appears to be particularly cautious for Brazil and Canada, both of which are in recession and reliant on commodity exports. In the report, the IMF cut its previous output projections for Brazil by 1.5% for 2015 and 1.7% for 2016. Canada’s GDP was reduced by half a percentage point for this year and 0.4 percentage point for 2016. In the advanced economies of the United States and the eurozone, the IMF predicts a moderate increase in GDP growth. Its U.S. forecast calls for 2.6% growth this year and 2.8% next year. Geopolitical risks, such as ongoing events around Ukraine, the Middle East, and parts of Africa, are also factors that should be closely watched, according to the IMF report.

10	International Growth Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/3/95)		(7/21/95)		(2/1/99)		(7/21/95)		(12/1/03)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.12%	5.82%	5.82%	5.82%	5.33%	5.33%	5.60%	5.42%	5.86%	6.25%

10 years	48.95	40.39	40.21	40.21	38.01	38.01	41.56	36.60	45.23	52.76
Annual average	4.06	3.45	3.44	3.44	3.27	3.27	3.54	3.17	3.80	4.33

5 years	22.58	15.54	18.07	16.07	18.02	18.02	19.59	15.40	21.05	24.15
Annual average	4.16	2.93	3.38	3.03	3.37	3.37	3.64	2.91	3.90	4.42

3 years	20.10	13.20	17.44	14.44	17.37	17.37	18.28	14.14	19.21	20.97
Annual average	6.30	4.22	5.50	4.60	5.48	5.48	5.76	4.51	6.03	6.55

1 year	–5.88	–11.29	–6.62	–11.29	–6.63	–7.56	–6.35	–9.63	–6.08	–5.64

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

International Growth Fund	11

Comparative index returns For periods ended 9/30/15

		Lipper International
	MSCI EAFE Growth	Multi-Cap Growth Funds
	Index (ND)	category average*

Annual average (life of fund)	3.97%	5.57%

10 years	45.18	38.47
Annual average	3.80	3.19

5 years	26.60	21.72
Annual average	4.83	3.85

3 years	20.89	16.14
Annual average	6.53	5.02

1 year	–4.65	–5.79

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/15, there were 415, 365, 335, 181, and 31 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,021 and $13,801, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,660. A $10,000 investment in the fund’s class R and Y shares would have been valued at $14,523 and $15,276, respectively.

12	International Growth Fund

Fund price and distribution information For the 12-month period ended 9/30/15

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/30/14	$19.05	$20.21	$17.38	$17.80	$17.96	$18.61	$18.74	$19.15

9/30/15	17.93	19.02	16.23	16.62	16.82	17.43	17.60	18.07

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase.

After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 9/30/14	1.50%	2.25%	2.25%	2.00%	1.75%	1.25%

Annualized expense ratio for the
six-month period ended 9/30/15*†	1.48%	2.23%	2.23%	1.98%	1.73%	1.23%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Includes a decrease of 0.01% from annualizing the performance fee adjustment for the six months ended 9/30/15.

International Growth Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2015, to September 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.21	$10.84	$10.84	$9.63	$8.42	$5.99

Ending value (after expenses)	$942.20	$938.20	$938.50	$939.70	$941.20	$943.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2015, use the following calculation method. To find the value of your investment on April 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.49	$11.26	$11.26	$10.00	$8.74	$6.23

Ending value (after expenses)	$1,017.65	$1,013.89	$1,013.89	$1,015.14	$1,016.39	$1,018.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	International Growth Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Growth Index (ND) is an unmanaged index that measures the performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

International Growth Fund	15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2015, Putnam employees had approximately $476,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	International Growth Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

International Growth Fund	17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2015. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the

18	International Growth Fund

fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations.

International Growth Fund	19

These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the fourth quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment

20	International Growth Fund

management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper International Multi-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	2nd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 380, 330 and 307 funds, respectively, in your

International Growth Fund	21

fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22	International Growth Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

International Growth Fund	23

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds and Shareholders
of Putnam International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Growth Fund (the “fund”) at September 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 5, 2015

24	International Growth Fund

The fund’s portfolio 9/30/15

COMMON STOCKS (95.9%)*	Shares	Value

Aerospace and defense (0.7%)
Airbus Group SE (France)	25,204	$1,497,017

Bombardier, Inc. Class B (Canada)	550,400	688,773

		2,185,790
Airlines (0.8%)
International Consolidated Airlines Group SA (Spain) †	286,032	2,552,620

		2,552,620
Auto components (0.7%)
Toyota Industries Corp. (Japan)	41,100	1,959,063

		1,959,063
Automobiles (3.3%)
Fiat Chrysler Automobiles NV (United Kingdom) †	150,400	1,960,358

Tata Motors, Ltd. (India) †	339,677	1,550,332

Toyota Motor Corp. (Japan)	55,200	3,246,552

Yamaha Motor Co., Ltd. (Japan)	160,800	3,243,163

		10,000,405
Banks (6.8%)
Axis Bank, Ltd. (India)	333,864	2,530,062

Bank of Ireland (Ireland) †	6,633,516	2,582,412

Credicorp, Ltd. (Peru)	8,700	925,332

Dubai Islamic Bank PJSC (United Arab Emirates)	514,973	943,942

Grupo Financiero Banorte SAB de CV (Mexico)	202,900	995,237

ING Groep NV GDR (Netherlands)	139,638	1,982,257

Metro Bank PLC (acquired 1/15/14, cost $1,092,323) (Private)
(United Kingdom) † ∆∆ F	51,316	1,240,111

Natixis SA (France)	302,892	1,673,539

Permanent TSB Group Holdings PLC (Ireland) †	701,305	3,728,849

Shinsei Bank, Ltd. (Japan)	773,000	1,596,716

Virgin Money Holdings UK PLC (United Kingdom) †	404,990	2,371,824

		20,570,281
Beverages (2.1%)
Anheuser-Busch InBev SA/NV (Belgium)	17,490	1,857,684

Molson Coors Brewing Co. Class B	18,500	1,535,870

SABMiller PLC (United Kingdom)	50,425	2,857,405

		6,250,959
Biotechnology (1.8%)
Celgene Corp. †	13,800	1,492,746

China Biologic Products, Inc. (China) †	8,700	781,434

Gilead Sciences, Inc.	14,300	1,404,117

Grifols SA ADR (Spain)	59,315	1,803,176

		5,481,473
Building products (2.4%)
Assa Abloy AB Class B (Sweden)	144,441	2,594,418

Compagnie De Saint-Gobain (France)	45,401	1,972,204

LIXIL Group Corp. (Japan)	129,800	2,639,884

		7,206,506
Capital markets (1.1%)
Credit Suisse Group AG (Switzerland)	76,163	1,832,306

KKR & Co. LP	79,800	1,339,044

		3,171,350

International Growth Fund	25

COMMON STOCKS (95.9%)* cont.	Shares	Value

Chemicals (1.5%)
Akzo Nobel NV (Netherlands)	20,437	$1,328,623

Dow Chemical Co. (The)	28,300	1,199,920

Symrise AG (Germany)	15,259	916,593

Syngenta AG (Switzerland)	2,872	922,439

		4,367,575
Commercial services and supplies (3.1%)
dorma + kaba Holding AG Class B (Switzerland)	4,113	2,528,455

Regus PLC (United Kingdom)	637,182	2,961,626

Sohgo Security Services Co., Ltd. (Japan)	46,500	2,121,937

Tyco International PLC	51,900	1,736,574

		9,348,592
Communications equipment (0.9%)
Alcatel-Lucent (France) †	735,126	2,706,458

		2,706,458
Construction and engineering (0.3%)
Mota-Engil SGPS SA (Portugal) S	471,589	1,002,034

		1,002,034
Consumer finance (0.3%)
Unifin Financiera SAPI de CV SOFOM ENR (Mexico) †	367,400	818,478

		818,478
Containers and packaging (0.4%)
Smurfit Kappa Group PLC (Ireland)	40,361	1,085,042

		1,085,042
Diversified financial services (1.9%)
Challenger, Ltd. (Australia)	781,925	3,931,076

Eurazeo SA (France)	26,566	1,767,742

		5,698,818
Diversified telecommunication services (2.7%)
Cellnex Telecom SAU 144A (Spain) †	105,334	1,792,529

Com Hem Holding AB (Sweden)	362,363	3,030,522

Telecom Italia SpA RSP (Italy)	3,336,273	3,423,828

		8,246,879
Electrical equipment (0.3%)
Jiangnan Group, Ltd. (China)	4,694,000	969,160

		969,160
Electronic equipment, instruments, and components (2.0%)
Japan Display, Inc. (Japan) †	242,100	697,970

Murata Manufacturing Co., Ltd. (Japan)	23,800	3,090,862

TDK Corp. (Japan)	41,500	2,360,538

		6,149,370
Energy equipment and services (0.4%)
Ezion Holdings, Ltd. (Singapore) S	2,892,380	1,331,194

		1,331,194
Food products (6.4%)
Associated British Foods PLC (United Kingdom)	92,121	4,668,793

Barry Callebaut AG (Switzerland)	3,277	3,570,112

Kerry Group PLC Class A (Ireland)	56,213	4,227,046

Nestle SA (Switzerland)	46,629	3,511,467

Nomad Foods, Ltd. (United Kingdom) †	15,088	237,669

Orkla ASA (Norway)	250,600	1,861,548

WH Group, Ltd. 144A (Hong Kong) †	2,221,451	1,106,622

		19,183,257

26	International Growth Fund

COMMON STOCKS (95.9%)* cont.	Shares	Value

Gas utilities (1.2%)
Tokyo Gas Co., Ltd. (Japan)	757,000	$3,679,813

		3,679,813
Health-care equipment and supplies (0.5%)
Sartorius AG (Preference) (Germany)	6,577	1,566,131

		1,566,131
Hotels, restaurants, and leisure (2.7%)
Accor SA (France)	18,362	859,575

Compass Group PLC (United Kingdom)	321,456	5,132,075

Dalata Hotel Group PLC (Ireland) † ##	418,608	2,022,482

		8,014,132
Household durables (1.5%)
Skyworth Digital Holdings, Ltd. (China)	3,050,000	2,081,853

Sony Corp. (Japan) †	96,100	2,349,783

		4,431,636
Household products (1.3%)
Henkel AG & Co. KGaA (Preference) (Germany)	37,858	3,889,753

		3,889,753
Independent power and renewable electricity producers (0.4%)
China Resources Power Holdings Co., Ltd. (China)	512,000	1,176,348

		1,176,348
Industrial conglomerates (0.4%)
Siemens AG (Germany)	12,743	1,138,501

		1,138,501
Insurance (4.4%)
Admiral Group PLC (United Kingdom)	64,169	1,460,910

AIA Group, Ltd. (Hong Kong)	919,400	4,786,896

Prudential PLC (United Kingdom)	239,505	5,063,269

St James’s Place PLC (United Kingdom)	139,099	1,790,679

		13,101,754
Internet and catalog retail (1.6%)
Ctrip.com International, Ltd. ADR (China) †	20,800	1,314,144

Delivery Hero Holding GmbH (acquired 6/12/15, cost $1,255,426)
(Private) (Germany) † ∆∆ F	163	1,121,851

FabFurnish GmbH (acquired 8/2/13, cost $7) (Private) (Brazil) † ∆∆ F	5	4

Global Fashion Holding SA (acquired 8/2/13, cost $351,064) (Private)
(Brazil) † ∆∆ F	8,287	215,832

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $7) (Private)
(Brazil) † ∆∆ F	5	4

New Middle East Other Assets GmbH (acquired 8/2/13, cost $3)
(Private) (Brazil) † ∆∆ F	2	2

Rakuten, Inc. (Japan)	125,600	1,610,793

Zalando SE (Germany) †	14,415	477,448

		4,740,078
Internet software and services (1.0%)
Alibaba Group Holding, Ltd. ADR (China) † S	14,790	872,166

Tencent Holdings, Ltd. (China)	119,800	2,014,860

		2,887,026
IT Services (0.3%)
InterXion Holding NV (Netherlands) †	33,400	904,472

		904,472
Machinery (0.9%)
EVA Precision Industrial Holdings, Ltd. (Hong Kong)	4,608,000	906,362

JTEKT Corp (Japan)	133,900	1,878,898

		2,785,260

International Growth Fund	27

COMMON STOCKS (95.9%)* cont.	Shares	Value

Media (4.4%)
Atresmedia Corporacion de Medios de Comunicacion SA (Spain)	112,899	$1,436,522

Mediaset SpA (Italy)	427,237	1,969,219

Nippon Television Holdings, Inc. (Japan)	116,700	1,889,634

Numericable-SFR (France) †	71,026	3,289,678

Quebecor, Inc. Class B (Canada)	89,100	1,950,252

WPP PLC (United Kingdom)	125,210	2,607,476

		13,142,781
Metals and mining (1.0%)
BHP Billiton, Ltd. (Australia)	186,052	2,934,358

		2,934,358
Multi-utilities (1.2%)
Veolia Environnement SA (France)	161,241	3,695,054

		3,695,054
Oil, gas, and consumable fuels (2.5%)
BG Group PLC (United Kingdom)	165,531	2,386,911

Genel Energy PLC (United Kingdom) †	240,227	1,010,498

Suncor Energy, Inc. (Canada)	73,800	1,973,715

Total SA (France)	49,487	2,231,125

		7,602,249
Personal products (1.4%)
Coty, Inc. Class A †	105,200	2,846,712

Shiseido Co., Ltd. (Japan)	61,200	1,341,300

		4,188,012
Pharmaceuticals (11.8%)
Allergan PLC †	12,000	3,261,720

Astellas Pharma, Inc. (Japan)	324,400	4,211,388

AstraZeneca PLC (United Kingdom)	53,437	3,391,291

Aurobindo Pharma, Ltd. (India)	141,933	1,667,974

Bayer AG (Germany)	15,845	2,025,122

Hua Han Bio-Pharmaceutical Holdings, Ltd. (China) S	9,972,000	1,231,883

Novartis AG (Switzerland)	96,757	8,912,747

Sanofi (France)	15,715	1,497,100

Shionogi & Co., Ltd. (Japan)	57,500	2,066,860

Shire PLC (United Kingdom)	67,656	4,617,794

UCB SA (Belgium)	32,936	2,577,818

		35,461,697
Real estate investment trusts (REITs) (1.8%)
Hibernia REIT PLC (Ireland)	2,343,456	3,319,245

Japan Hotel REIT Investment Corp (Japan)	3,283	2,095,366

		5,414,611
Real estate management and development (2.1%)
Foxtons Group PLC (United Kingdom)	756,071	2,718,882

Kennedy-Wilson Holdings, Inc.	79,605	1,764,843

Sumitomo Realty & Development Co., Ltd. (Japan)	59,000	1,884,609

		6,368,334
Semiconductors and semiconductor equipment (1.8%)
Himax Technologies, Inc. ADR (Taiwan) S	172,300	1,373,231

MediaTek, Inc. (Taiwan)	127,000	947,752

Silergy Corp. (China)	253,992	2,496,879

Sumco Corp. (Japan)	74,900	672,273

		5,490,135

28	International Growth Fund

COMMON STOCKS (95.9%)* cont.	Shares	Value

Software (2.2%)
Mobileye NV (Israel) † S	26,000	$1,182,480

Nintendo Co., Ltd. (Japan)	16,200	2,736,857

RIB Software AG (Germany) S	115,914	1,821,533

TiVo, Inc. †	103,800	898,908

		6,639,778
Specialty retail (0.8%)
Sports Direct International PLC (United Kingdom) †	215,410	2,471,272

		2,471,272
Technology hardware, storage, and peripherals (1.1%)
Casetek Holdings, Ltd. (Taiwan)	221,000	947,570

Lenovo Group, Ltd. (China)	1,296,000	1,100,433

Samsung Electronics Co., Ltd. (South Korea)	1,222	1,175,193

		3,223,196
Textiles, apparel, and luxury goods (1.8%)
Luxottica Group SpA (Italy)	46,506	3,232,827

Moncler SpA (Italy)	120,850	2,166,932

		5,399,759
Thrifts and mortgage finance (0.9%)
Dewan Housing Finance Corp., Ltd. (India)	176,479	594,106

Home Capital Group, Inc. (Canada) S	89,800	2,155,335

		2,749,441
Tobacco (0.7%)
Japan Tobacco, Inc. (Japan)	63,400	1,972,236

		1,972,236
Trading companies and distributors (1.7%)
Mitsubishi Corp. (Japan)	142,400	2,341,246

Wolseley PLC (United Kingdom)	46,938	2,745,838

		5,087,084
Transportation infrastructure (0.7%)
Sumitomo Warehouse Co., Ltd. (The) (Japan)	413,000	2,001,014

		2,001,014
Water utilities (0.2%)
Sound Global, Ltd. (China) † F S	899,000	706,899

		706,899
Wireless telecommunication services (1.7%)
Bharti Infratel, Ltd. (India)	361,827	1,960,504

KDDI Corp. (Japan)	134,200	3,005,319

		4,965,823

Total common stocks (cost $291,041,153)		$288,113,941

WARRANTS (0.7%)* †	Expiration	Strike
	date	price	Warrants	Value

Gree Electric Appliances, Inc. of Zhuhai
144A (China)	6/24/16	$0.00	287,600	$731,995

Wuliangye Yibin Co., Ltd. 144A (China)	4/15/16	0.00	342,000	1,298,311

Total warrants (cost $2,381,451)				$2,030,306

International Growth Fund	29

SHORT-TERM INVESTMENTS (5.6%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.24% [d]	Shares	9,303,232	$9,303,232

Putnam Short Term Investment Fund 0.13% L	Shares	6,973,787	6,973,787

U.S. Treasury Bills 0.03%, October 1, 2015		$110,000	110,000

U.S. Treasury Bills 0.02%, October 15, 2015 ∆		257,000	256,998

U.S. Treasury Bills 0.02%, October 8, 2015 ∆		125,000	125,000

U.S. Treasury Bills 0.01%, October 22, 2015 ∆		110,000	109,999

Total short-term investments (cost $16,879,016)			$16,879,016

TOTAL INVESTMENTS

Total investments (cost $310,301,620)			$307,023,263

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
PJSC	Public Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2014 through September 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $300,560,928.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $2,577,804, or 0.9% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $849,961 to cover certain derivative contracts and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

30	International Growth Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

Japan	19.0%	Australia	2.3%

United Kingdom	17.4	Hong Kong	2.3

United States	8.4	Canada	2.3

Switzerland	7.1	Sweden	1.9

France	7.1	Belgium	1.5

Ireland	5.7	Netherlands	1.4

China	5.6	Taiwan	1.1

Germany	4.4	Norway	0.6

Italy	3.6	Mexico	0.6

India	2.8	Other	2.4

Spain	2.5	Total	100.0%

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $101,400,036)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	British Pound	Buy	12/16/15	$169,678	$171,756	$(2,078)

	British Pound	Sell	12/16/15	169,678	172,275	2,597

	Euro	Buy	12/16/15	1,069,593	1,083,186	(13,593)

	Euro	Sell	12/16/15	1,069,593	1,071,060	1,467

	Japanese Yen	Buy	11/18/15	1,029,957	1,032,392	(2,435)

	Japanese Yen	Sell	11/18/15	1,029,957	996,213	(33,744)

Barclays Bank PLC
	Canadian Dollar	Buy	10/21/15	220,659	234,313	(13,654)

	Canadian Dollar	Sell	10/21/15	220,659	222,489	1,830

	Euro	Buy	12/16/15	4,702,855	4,761,191	(58,336)

	Hong Kong Dollar	Buy	11/18/15	753,593	752,613	980

	Japanese Yen	Buy	11/18/15	2,865,021	2,767,087	97,934

	Japanese Yen	Sell	11/18/15	2,865,021	2,871,851	6,830

	Singapore Dollar	Buy	11/18/15	1,063,425	1,097,282	(33,857)

	Swiss Franc	Buy	12/16/15	677,610	678,882	(1,272)

	Swiss Franc	Sell	12/16/15	677,610	675,238	(2,372)

Citibank, N.A.
	British Pound	Buy	12/16/15	186,615	189,486	(2,871)

	British Pound	Sell	12/16/15	186,615	188,874	2,259

	Danish Krone	Buy	12/16/15	9,293,570	9,247,152	46,418

	Euro	Buy	12/16/15	453,682	459,310	(5,628)

	Euro	Sell	12/16/15	453,682	454,334	652

	Japanese Yen	Sell	11/18/15	7,618,328	7,328,461	(289,867)

Credit Suisse International
	Australian Dollar	Buy	10/21/15	865,174	940,215	(75,041)

	Australian Dollar	Sell	10/21/15	865,174	862,111	(3,063)

	Canadian Dollar	Sell	10/21/15	3,627,576	3,751,513	123,937

International Growth Fund	31

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $101,400,036) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International cont.
	Euro	Buy	12/16/15	$112,106	$145,230	$(33,124)

	Japanese Yen	Buy	11/18/15	162,857	137,282	25,575

	Norwegian Krone	Buy	12/16/15	77,388	79,779	(2,391)

	Norwegian Krone	Sell	12/16/15	77,388	79,979	2,591

	Swiss Franc	Buy	12/16/15	1,665,835	1,668,453	(2,618)

	Swiss Franc	Sell	12/16/15	1,665,835	1,660,084	(5,751)

Deutsche Bank AG
	Australian Dollar	Sell	10/21/15	2,508,575	2,583,267	74,692

	British Pound	Buy	12/16/15	1,091,109	1,093,827	(2,718)

	Euro	Buy	12/16/15	352,205	356,583	(4,378)

	Euro	Sell	12/16/15	352,205	352,749	544

Goldman Sachs International
	British Pound	Buy	12/16/15	1,316,137	1,336,398	(20,261)

	British Pound	Sell	12/16/15	1,316,137	1,332,146	16,009

HSBC Bank USA, National Association
	Australian Dollar	Buy	10/21/15	1,001,832	998,303	3,529

	Australian Dollar	Sell	10/21/15	1,001,832	1,038,195	36,363

	British Pound	Sell	12/16/15	1,969,895	1,993,726	23,831

	Euro	Buy	12/16/15	414,523	415,101	(578)

	Euro	Sell	12/16/15	414,523	419,676	5,153

JPMorgan Chase Bank N.A.
	British Pound	Buy	12/16/15	1,442,412	1,464,518	(22,106)

	British Pound	Sell	12/16/15	1,442,412	1,460,220	17,808

	Canadian Dollar	Sell	10/21/15	1,303,050	1,311,626	8,576

	Euro	Buy	12/16/15	1,619,942	1,622,275	(2,333)

	Euro	Sell	12/16/15	1,619,942	1,640,073	20,131

	Japanese Yen	Buy	11/18/15	496,697	480,420	16,277

	Japanese Yen	Sell	11/18/15	496,697	497,911	1,214

	Norwegian Krone	Buy	12/16/15	774,589	800,720	(26,131)

	Singapore Dollar	Buy	11/18/15	1,477,654	1,524,585	(46,931)

	South Korean Won	Sell	11/18/15	1,298,317	1,322,104	23,787

	Swedish Krona	Buy	12/16/15	514,348	512,138	2,210

	Swiss Franc	Buy	12/16/15	328,928	327,772	1,156

	Swiss Franc	Sell	12/16/15	328,928	329,713	785

State Street Bank and Trust Co.
	Australian Dollar	Buy	10/21/15	255,226	277,381	(22,155)

	Australian Dollar	Sell	10/21/15	255,226	254,364	(862)

	British Pound	Buy	12/16/15	547,596	554,231	(6,635)

	British Pound	Sell	12/16/15	547,596	556,089	8,493

	Euro	Buy	12/16/15	3,295,265	3,336,318	(41,053)

	Israeli Shekel	Buy	10/21/15	344,816	406,429	(61,613)

	Japanese Yen	Buy	11/18/15	3,243,385	3,251,765	(8,380)

32	International Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $101,400,036) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.
	Japanese Yen	Sell	11/18/15	$3,243,385	$3,137,495	$(105,890)

	Swiss Franc	Buy	12/16/15	1,137,102	1,133,505	3,597

	Swiss Franc	Sell	12/16/15	1,137,102	1,138,953	1,851

UBS AG
	British Pound	Buy	12/16/15	1,924,224	1,947,504	(23,280)

	British Pound	Sell	12/16/15	1,924,224	1,953,609	29,385

	Euro	Buy	12/16/15	1,581,566	1,583,619	(2,053)

	Euro	Sell	12/16/15	1,581,566	1,601,439	19,873

	Japanese Yen	Buy	11/18/15	2,508,609	2,425,919	82,690

	Japanese Yen	Sell	11/18/15	2,508,609	2,514,485	5,876

	Swiss Franc	Sell	12/16/15	2,081,085	2,091,315	10,230

WestPac Banking Corp.
	Euro	Buy	12/16/15	1,113,004	1,114,634	(1,630)

	Euro	Sell	12/16/15	1,113,004	1,126,845	13,841

Total						$(239,711)

International Growth Fund	33

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$3,264,396	$45,557,037	$1,337,693

Consumer staples	4,382,582	31,101,635	—

Energy	1,973,715	6,959,728	—

Financials	7,998,269	48,654,687	1,240,111

Health care	8,743,193	33,766,108	—

Industrials	2,425,347	31,851,214	—

Information technology	5,231,257	22,769,178	—

Materials	1,199,920	7,187,055	—

Telecommunication services	—	13,212,702	—

Utilities	—	9,258,114	—

Total common stocks	35,218,679	250,317,458	2,577,804

Warrants	—	2,030,306	—

Short-term investments	6,973,787	9,905,229	—

Totals by level	$42,192,466	$262,252,993	$2,577,804

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(239,711)	$—

Totals by level	$—	$(239,711)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

34	International Growth Fund

Statement of assets and liabilities 9/30/15

ASSETS

Investment in securities, at value, including $8,833,346 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $294,024,601)	$290,746,244
Affiliated issuers (identified cost $16,277,019) (Notes 1 and 5)	16,277,019

Cash	77,342

Foreign currency (cost $489,914) (Note 1)	479,493

Dividends, interest and other receivables	664,499

Foreign tax reclaim	164,698

Receivable for shares of the fund sold	114,448

Receivable for investments sold	4,853,599

Unrealized appreciation on forward currency contracts (Note 1)	740,971

Prepaid assets	26,049

Total assets	314,144,362

LIABILITIES

Payable for investments purchased	2,008,806

Payable for purchases of delayed delivery securities (Note 1)	207,124

Payable for shares of the fund repurchased	146,216

Payable for compensation of Manager (Note 2)	230,034

Payable for investor servicing fees (Note 2)	89,137

Payable for custodian fees (Note 2)	31,660

Payable for Trustee compensation and expenses (Note 2)	232,293

Payable for administrative services (Note 2)	1,110

Payable for distribution fees (Note 2)	192,184

Unrealized depreciation on forward currency contracts (Note 1)	980,682

Collateral on securities loaned, at value (Note 1)	9,303,232

Other accrued expenses	160,956

Total liabilities	13,583,434

Net assets	$300,560,928

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$370,906,940

Undistributed net investment income (Note 1)	102,141

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(66,913,933)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(3,534,220)

Total — Representing net assets applicable to capital shares outstanding	$300,560,928

(Continued on next page)

International Growth Fund	35

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($260,641,697 divided by 14,540,217 shares)	$17.93

Offering price per class A share (100/94.25 of $17.93)*	$19.02

Net asset value and offering price per class B share ($4,990,283 divided by 307,416 shares)**	$16.23

Net asset value and offering price per class C share ($8,591,323 divided by 516,796 shares)**	$16.62

Net asset value and redemption price per class M share ($5,269,938 divided by 313,293 shares)	$16.82

Offering price per class M share (100/96.50 of $16.82)*	$17.43

Net asset value, offering price and redemption price per class R share
($658,390 divided by 37,416 shares)	$17.60

Net asset value, offering price and redemption price per class Y share
($20,409,297 divided by 1,129,747 shares)	$18.07

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

36	International Growth Fund

Statement of operations Year ended 9/30/15

INVESTMENT INCOME
Dividends (net of foreign tax of $424,346)	$6,431,177

Interest (including interest income of $7,717 from investments in affiliated issuers) (Note 5)	7,926

Securities lending (Note 1)	123,921

Total investment income	6,563,024

EXPENSES

Compensation of Manager (Note 2)	3,049,266

Investor servicing fees (Note 2)	647,773

Custodian fees (Note 2)	98,110

Trustee compensation and expenses (Note 2)	12,590

Distribution fees (Note 2)	926,013

Administrative services (Note 2)	8,517

Other	315,400

Total expenses	5,057,669

Expense reduction (Note 2)	(43,867)

Net expenses	5,013,802

Net investment income	1,549,222

Net realized gain on investments (Notes 1 and 3)	10,358,734

Net realized loss on foreign currency transactions (Note 1)	(2,947,446)

Net realized gain on written options (Notes 1 and 3)	868,173

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	881,238

Net unrealized depreciation of investments during the year	(29,876,564)

Net loss on investments	(20,715,865)

Net decrease in net assets resulting from operations	$(19,166,643)

The accompanying notes are an integral part of these financial statements.

International Growth Fund	37

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/15	Year ended 9/30/14

Operations:
Net investment income	$1,549,222	$1,062,400

Net realized gain on investments
and foreign currency transactions	8,279,461	39,896,080

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(28,995,326)	(19,480,494)

Net increase (decrease) in net assets resulting
from operations	(19,166,643)	21,477,986

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(723,227)

Class R	—	(395)

Class Y	—	(94,346)

Decrease from capital share transactions (Note 4)	(32,048,435)	(20,475,728)

Total increase (decrease) in net assets	(51,215,078)	184,290

NET ASSETS

Beginning of year	351,776,006	351,591,716

End of year (including undistributed net investment income
of $102,141 and $588,082, respectively)	$300,560,928	$351,776,006

The accompanying notes are an integral part of these financial statements.

38	International Growth Fund

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International Growth Fund	39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class A
September 30, 2015	$19.05	.09	(1.21)	(1.12)	—	—	—	—	$17.93	(5.88)	$260,642	1.48	.49	88
September 30, 2014	18.00	.06	1.03	1.09	(.04)	(.04)	—	—	19.05	6.07	305,408	1.50	.32	110
September 30, 2013	15.03	.09	2.95	3.04	(.07)	(.07)	—[d]	—	18.00	20.30	307,077	1.53	.56	127
September 30, 2012	13.10	.09	2.30	2.39	(.50)	(.50)	—[d]	.04[e]	15.03	19.14	286,059	1.56	.60	108
September 30, 2011	15.47	.10	(2.44)	(2.34)	(.19)	(.19)	—[d]	.16[f,g,h]	13.10	(14.33)	276,049	1.59	.59	121

Class B
September 30, 2015	$17.38	(.05)	(1.10)	(1.15)	—	—	—	—	$16.23	(6.62)	$4,990	2.23	(.28)	88
September 30, 2014	16.51	(.08)	.95	.87	—	—	—	—	17.38	5.27	6,593	2.25	(.47)	110
September 30, 2013	13.82	(.03)	2.72	2.69	—	—	—[d]	—	16.51	19.46	7,870	2.28	(.22)	127
September 30, 2012	12.04	(.02)	2.13	2.11	(.37)	(.37)	—[d]	.04[e]	13.82	18.24	8,854	2.31	(.19)	108
September 30, 2011	14.22	(.03)	(2.25)	(2.28)	(.06)	(.06)	—[d]	.16[f,g,h]	12.04	(14.97)	10,474	2.34	(.21)	121

Class C
September 30, 2015	$17.80	(.04)	(1.14)	(1.18)	—	—	—	—	$16.62	(6.63)	$8,591	2.23	(.25)	88
September 30, 2014	16.91	(.08)	.97	.89	—	—	—	—	17.80	5.26	9,016	2.25	(.42)	110
September 30, 2013	14.16	(.03)	2.78	2.75	—	—	—[d]	—	16.91	19.42	8,626	2.28	(.19)	127
September 30, 2012	12.35	(.02)	2.18	2.16	(.39)	(.39)	—[d]	.04[e]	14.16	18.24	7,671	2.31	(.14)	108
September 30, 2011	14.60	(.02)	(2.31)	(2.33)	(.08)	(.08)	—[d]	.16[f,g,h]	12.35	(14.96)	7,293	2.34	(.15)	121

Class M
September 30, 2015	$17.96	—[d]	(1.14)	(1.14)	—	—	—	—	$16.82	(6.35)	$5,270	1.98	(.01)	88
September 30, 2014	17.02	(.03)	.97	.94	—	—	—	—	17.96	5.52	5,944	2.00	(.18)	110
September 30, 2013	14.22	.01	2.79	2.80	—	—	—[d]	—	17.02	19.69	6,332	2.03	.06	127
September 30, 2012	12.40	.01	2.19	2.20	(.42)	(.42)	—[d]	.04[e]	14.22	18.56	5,840	2.06	.09	108
September 30, 2011	14.65	.01	(2.30)	(2.29)	(.12)	(.12)	—[d]	.16[f,g,h]	12.40	(14.72)	6,300	2.09	.08	121

Class R
September 30, 2015	$18.74	.03	(1.17)	(1.14)	—	—	—	—	$17.60	(6.08)	$658	1.73	.16	88
September 30, 2014	17.72	.01	1.01	1.02	—[d]	—[d]	—	—	18.74	5.77	2,396	1.75	.06	110
September 30, 2013	14.80	.05	2.91	2.96	(.04)	(.04)	—[d]	—	17.72	20.00	2,389	1.78	.31	127
September 30, 2012	12.90	.05	2.28	2.33	(.47)	(.47)	—[d]	.04[e]	14.80	18.86	2,032	1.81	.38	108
September 30, 2011	15.25	.06	(2.41)	(2.35)	(.16)	(.16)	—[d]	.16[f,g,h]	12.90	(14.57)	1,557	1.84	.37	121

Class Y
September 30, 2015	$19.15	.14	(1.22)	(1.08)	—	—	—	—	$18.07	(5.64)	$20,409	1.23	.75	88
September 30, 2014	18.09	.12	1.03	1.15	(.09)	(.09)	—	—	19.15	6.35	22,419	1.25	.59	110
September 30, 2013	15.11	.14	2.95	3.09	(.11)	(.11)	—[d]	—	18.09	20.55	19,298	1.28	.86	127
September 30, 2012	13.17	.08	2.37	2.45	(.55)	(.55)	—[d]	.04[e]	15.11	19.49	12,925	1.31	.54	108
September 30, 2011	15.55	.14	(2.45)	(2.31)	(.23)	(.23)	—[d]	.16[f,g,h]	13.17	(14.11)	23,939	1.34	.87	121

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	International Growth Fund	International Growth Fund	41

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp., which amounted to $0.04 per share outstanding on November 29, 2011.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Southwest Securities, Inc. (SWS), which amounted to less than $0.01 per share outstanding as of August 22, 2011.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC, which amounted to $0.14 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to $0.01 per share outstanding on May 11, 2011.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc., which amounted to $0.01 per share outstanding as of December 21, 2010.

The accompanying notes are an integral part of these financial statements.

42	International Growth Fund

Notes to financial statements 9/30/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2014 through September 30, 2015.

Putnam International Growth Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of companies of any size in established and emerging markets outside the United States. The fund invests mainly in growth stocks, which are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Effective November 1, 2015, class M shares will no longer pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are

International Growth Fund	43

reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

44	International Growth Fund

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $117,974 at the close of the reporting period.

International Growth Fund	45

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $541,196 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $400,000 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $9,303,232 and the value of securities loaned amounted to $8,833,346.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015, the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and a substantially similar unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% (0.11% prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

46	International Growth Fund

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2015, the fund had a capital loss carryover of $64,413,496 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$8,798,377	N/A	$8,798,377	September 30, 2017

55,615,119	N/A	55,615,119	September 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $1,989,704 recognized during the period between November 1, 2014 and September 30, 2015 to its fiscal year ending September 30, 2016.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $105,758 of late year ordinary losses ((i) ordinary losses recognized during the period between January 1, 2015 and September 30, 2015, and (ii) specified ordinary and currency losses recognized during the period between November 1, 2014 and September 30, 2015), to its fiscal year ending September 30, 2016.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from realized gains and losses on passive foreign investment companies, from unrealized gains and losses on passive foreign investment companies, and from net operating loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,035,163 to decrease undistributed net investment income, $573,429 to decrease paid-in capital and $2,608,592 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$26,390,384
Unrealized depreciation	(30,179,477)

Net unrealized depreciation	(3,789,093)
Capital loss carryforward	(64,413,496)
Post-October capital loss deferral	(1,989,704)
Late year ordinary loss deferral	(105,758)
Cost for federal income tax purposes	$310,812,356

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

International Growth Fund	47

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,

1.030%	of the next $5 billion,	0.860%	of the next $50 billion,

0.980%	of the next $10 billion,	0.850%	of the next $100 billion and

0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Growth Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/–0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.918% of the fund’s average net assets before a decrease of $22,553 (0.007% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through January 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

48	International Growth Fund

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$561,356	Class R	4,147

Class B	11,244	Class Y	42,627

Class C	17,264	Total	$647,773

Class M	11,135

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $544 under the expense offset arrangements and by $43,323 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $196, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$724,851	Class M	43,156

Class B	58,047	Class R	10,729

Class C	89,230	Total	$926,013

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $24,760 and $197 from the sale of class A and class M shares, respectively, and received $3,987 and $166 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

International Growth Fund	49

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $174 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$287,855,880	$324,820,598

U.S. government securities (Long-term)	—	—

Total	$287,855,880	$324,820,598

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$678,817	$356,038

Options opened	626,927	638,682
Options exercised	—	—
Options expired	(997,092)	(858,913)
Options closed	(308,652)	(135,807)

Written options outstanding at the
end of the reporting period	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/15		Year ended 9/30/14

Class A	Shares	Amount	Shares	Amount

Shares sold	772,917	$14,636,537	789,013	$15,327,812

Shares issued in connection with
reinvestment of distributions	—	—	35,239	673,418

	772,917	14,636,537	824,252	16,001,230

Shares repurchased	(2,268,332)	(43,035,259)	(1,849,434)	(35,884,406)

Net decrease	(1,495,415)	$(28,398,722)	(1,025,182)	$(19,883,176)

	Year ended 9/30/15		Year ended 9/30/14

Class B	Shares	Amount	Shares	Amount

Shares sold	36,631	$638,003	39,570	$699,949

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	36,631	638,003	39,570	699,949

Shares repurchased	(108,646)	(1,878,803)	(136,880)	(2,420,841)

Net decrease	(72,015)	$(1,240,800)	(97,310)	$(1,720,892)

50	International Growth Fund

	Year ended 9/30/15		Year ended 9/30/14

Class C	Shares	Amount	Shares	Amount

Shares sold	79,532	$1,423,043	62,410	$1,138,949

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	79,532	1,423,043	62,410	1,138,949

Shares repurchased	(69,336)	(1,216,906)	(66,006)	(1,204,243)

Net increase (decrease)	10,196	$206,137	(3,596)	$(65,294)

	Year ended 9/30/15		Year ended 9/30/14

Class M	Shares	Amount	Shares	Amount

Shares sold	9,127	$165,182	11,502	$208,917

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	9,127	165,182	11,502	208,917

Shares repurchased	(26,748)	(478,902)	(52,580)	(961,851)

Net decrease	(17,621)	$(313,720)	(41,078)	$(752,934)

	Year ended 9/30/15		Year ended 9/30/14

Class R	Shares	Amount	Shares	Amount

Shares sold	32,749	$614,737	25,780	$492,122

Shares issued in connection with
reinvestment of distributions	—	—	18	345

	32,749	614,737	25,798	492,467

Shares repurchased	(123,162)	(2,257,877)	(32,781)	(619,083)

Net decrease	(90,413)	$(1,643,140)	(6,983)	$(126,616)

	Year ended 9/30/15		Year ended 9/30/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	269,850	$5,214,046	299,373	$5,871,241

Shares issued in connection with
reinvestment of distributions	—	—	4,228	81,087

	269,850	5,214,046	303,601	5,952,328

Shares repurchased	(310,936)	(5,872,236)	(199,401)	(3,879,144)

Net increase (decrease)	(41,086)	$(658,190)	104,200	$2,073,184

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$7,377,503	$112,541,756	$112,945,472	$7,717	$6,973,787

Totals	$7,377,503	$112,541,756	$112,945,472	$7,717	$6,973,787

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

International Growth Fund	51

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$52,000

Written equity option contracts (contract amount) (Note 3)	$52,000

Forward currency contracts (contract amount)	$125,700,000

Warrants (number of warrants)	220,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$740,971	Payables	$980,682

Equity contracts	Investments	2,030,306	Payables	—

Total		$2,771,277		$980,682

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$(2,773,043)	$(2,773,043)

Equity contracts	(249,151)	—	$(249,151)

Total	$(249,151)	$(2,773,043)	$(3,022,194)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$882,912	$882,912

Equity contracts	(351,145)	—	$(351,145)

Total	$(351,145)	$882,912	$531,767

52	International Growth Fund

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International Growth Fund	53

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$4,064	$107,574	$49,329	$152,103	$75,236	$16,009	$68,876	$91,944	$13,941	$148,054	$13,841	$740,971

Total Assets	$4,064	$107,574	$49,329	$152,103	$75,236	$16,009	$68,876	$91,944	$13,941	$148,054	$13,841	$740,971

Liabilities:

Forward currency contracts#	51,850	109,491	298,366	121,988	7,096	20,261	578	97,501	246,588	25,333	1,630	980,682

Total Liabilities	$51,850	$109,491	$298,366	$121,988	$7,096	$20,261	$578	$97,501	$246,588	$25,333	$1,630	$980,682

Total Financial and Derivative Net Assets	$(47,786)	$(1,917)	$(249,037)	$30,115	$68,140	$(4,252)	$68,298	$(5,557)	$(232,647)	$122,721	$12,211	$(239,711)

Total collateral received (pledged)†##	$—	$—	$(180,000)	$—	$—	$—	$—	$—	$(220,000)	$117,974	$—

Net amount	$(47,786)	$(1,917)	$(69,037)	$30,115	$68,140	$(4,252)	$68,298	$(5,557)	$(12,647)	$4,747	$12,211

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

54	International Growth Fund	International Growth Fund	55

Federal tax information (Unaudited)

For the reporting period, total interest and dividend income from foreign countries were $6,471,347, or $0.38 per share (for all classes of shares). Taxes paid to foreign countries were $424,346, or $0.03 per share (for all classes of shares).

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

56	International Growth Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

International Growth Fund	57

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

58	International Growth Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

International Growth Fund	59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60	International Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Manager	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Investment Sub-Advisor	George Putnam, III	and Assistant Treasurer
The Putnam Advisory	Robert L. Reynolds
Company, LLC	W. Thomas Stephens	Susan G. Malloy
One Post Office Square		Vice President and
Boston, MA 02109	Officers	Assistant Treasurer
Robert L. Reynolds
Marketing Services	President	James P. Pappas
Putnam Retail Management		Vice President
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Mark C. Trenchard
	Principal Executive Officer, and	Vice President and
Custodian	Compliance Liaison	BSA Compliance Officer
State Street Bank
and Trust Company	Steven D. Krichmar	Nancy E. Florek
	Vice President and	Vice President, Director of
Legal Counsel	Principal Financial Officer	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam International Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta,, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2015	$79,669	$ —	$30,587	$ —
September 30, 2014	$77,776	$ —	$30,910	$ —

For the fiscal years ended September 30, 2015 and September 30, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $710,263 and $607,084 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2015	$ —	$679,676	$ —	$ —

September 30, 2014	$ —	$576,174	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 25, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 25, 2015